BRIGHTHOUSE LIFE INSURANCE COMPANY of NY

Brighthouse Variable Annuity Account B

Supplement dated October 2, 2023 to the

May 1, 2023 Summary Prospectuses for New Investors

for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company of NY (“we” or “our”).

Purchasing the Contract

Effective October 16, 2023, applications should be submitted through your financial representative to our Annuity Service Center at:

Brighthouse Life Insurance Company of NY

P.O. 4365

Clinton, IA 52733-4365

We will continue to accept applications and payments at the old address until close of the New York Stock Exchange on December 15, 2023. After this date, applications (including payments) sent to an address other than the one provided above, may be returned or there may be a delay in processing or applying payments. We reserve the right to reject any applications.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the Summary Prospectus for New Investors for the following variable annuity contracts:

Brighthouse Variable Annuity Account B

Class S (offered on and after May 2, 2016)

Class S – L Share Option (offered on and after May 2, 2016)

Class VA (offered on and after May 2, 2016)

Brighthouse Prime Options

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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